Basis for preparation, consolidation and accounting policies - Summary of the impact from the uncertain tax treatments (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
Basis for preparation, consolidation and accounting policies
Increase in current tax assets	$ 35,701
Increase in current tax liabilities	21,920
Increase in deferred tax liabilities	20,767
Increase in income taxes expense	$ 6,986